Exhibit 10.4


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         FIRST  AMENDMENT  TO  AMENDED  AND  RESTATED  CREDIT   AGREEMENT  (this
"Amendment") dated as of November ___, 2004 among

         CIRCUIT CITY STORES, INC., a corporation organized under the laws of the State of Virginia having a place of business at 9950 Mayland Drive, Richmond, Virginia, as Lead Borrower for the Borrowers, being said CIRCUIT CITY STORES, INC.,

                    CIRCUIT  CITY  STORES  WEST  COAST,   INC.,  a   corporation
               organized under the laws of the State of California having a place of business at 680 S. Lemon Avenue, Walnut, California 91789;

                    ORBYX   ELECTRONICS,   LLC,  a  limited   liability  company
               organized under the laws of the State of Delaware, having a place of business at 501 Cheryl Lane, Walnut, California 91789; and

                    INTERTAN CANADA LTD., a corporation organized under the laws of the Province of Ontario, Canada having its head office at 279 Bayview Drive, Barrie, Ontario, Canada L4M 4W5; and

         the LENDERS party hereto; and

         FLEET RETAIL GROUP, INC., as Administrative Agent and Collateral Agent for the Lenders (the "Agent"), a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

         in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrowers, Lenders and the Agent, among others, have entered into a certain Amended and Restated Credit Agreement dated as of July 8, 2004 (the "Credit Agreement"); and

         WHEREAS, the Borrowers and the Required Lenders desire to amend and modify certain terms and provisions of the Credit Agreement to change certain defined terms contained therein;

         NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree that the Credit Agreement is hereby amended as follows:

1. Incorporation of Terms and Conditions of Credit Agreement. All of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

2. Representations and Warranties. Each Borrower hereby represents and warrants that (i) no Default by any Borrower exists under the Credit Agreement or under any other Loan Document, and (ii) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof.

3. Amendment to Article I of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

         a. The definition of "Permitted Investments" is hereby deleted in its entirety and the following substituted in its stead:

                  "Permitted Investments" means each of the following:

                          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                          (b) United States Government Obligations - Any obligation including Federal Agency Securities issued, sponsored or backed by the United States Government with a maturity of 365 days or less with a credit rating of at least "AAA" as used by S&P or "Aaa" as used by Moody's;

                          (c) fully collateralized  repurchase agreements with a
                  term of not more than 30 days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (e) below or with one of the primary dealers regulated by the Federal Reserve that is at least 102% collateralized by US Government Obligations;

                          (d) Investments in commercial paper issued by a domestic corporation maturing within 270 days from the date of purchase and having, at such date of purchase, a credit rating of at least "A-2" or "P-2" from S&P or from Moody's;

                          (e) Investments in  certificates of deposit,  banker's
                  acceptances and time deposits maturing within 365 days from the date of acquisition thereof issued or guaranteed by or placed with, and demand deposit and money market deposit accounts, and master notes issued or offered by, any domestic office of any commercial bank or financial institution organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

                          (f) Variable  Rate Demand  Obligations  or Notes which
                  have a rating of at least "A1" by S&P or "P1" by Moody's or which are backed by letters of credit, liquidity facilities or special purchaser's agreement with a financial institution satisfying the criteria described in clause (e) above and maturing not later than 365 days after purchase;

                          (g) Money Market Funds which comply with the provisions of Rule 2a-7 of the Securities and Exchange Commission or any investment fund regulated and advised by a Registered Investment Advisor under Rule 3c-7 or money market funds which comply with the provisions of Rule 3c-7 of the Securities and Exchange Commission;

                          (h) Shares of mutual  funds  which have a rating of at
                  least "AA" as used by S&P or "Aa" as used by Moody's and have a weighted average maturity of 365 days or less when purchased;

                          (i) Auction Rate Securities or Auction Preferred Stock-ARS, SAVRS, having a rating of single A or better by one of the national rating agencies and with an auction period of no longer than 90 days;

                          (j) Asset-backed commercial paper which matures not later than 270 days following the date of purchase and which certificates are rated at least "A-2" from S&P or "P-2" from Moody's;

                          (k) Obligations of any corporation organized under the
                  laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, maturing within 365 days from the date of purchase and having a rating of at least "A" by S&P or Moody's at the time of purchase;

                  provided that, notwithstanding the foregoing, after the occurrence and during the continuance of a Cash Dominion Event, no such Investments shall be made by a Borrower (and no Investments then existing shall be extended past the then maturity date thereof) unless (i) either (A) no Loans are then outstanding, or (B) the Investment is a temporary Investment pending expiration of an Interest Period for a LIBO Loan or a BA Equivalent Loan, the proceeds of which Investment will be applied to the Obligations after the expiration of such Interest Period, and (ii) such Investments are pledged by the applicable Borrower to the Collateral Agent as additional collateral for the Obligations and Other Liabilities pursuant to such agreements as may be reasonably required by the Agents.

4. No Further Modification. Except as expressly modified in the manner set forth above, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.

5. No Claims; Waiver. Each Borrower acknowledges, confirms and agrees that as of the date hereof such Borrower has no knowledge of any offsets, defenses, claims or counterclaims against the Lender with respect to, under or relating to the Loan, the Loan Documents, or the transactions contemplated therein, and, to the extent that such Borrower has or has ever had any such offsets, defenses, claims or counterclaims arising on or before the date hereof, such Borrower hereby specifically WAIVES and RELEASES any and all rights to such offsets, defenses, claims or counterclaims.

6. Binding Agreement. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

7. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

8. Governing Law; Sealed Instrument. This Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts (except and as to the limited extent expressly provided in the Credit Agreement) and shall take effect as a sealed instrument.




         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as a sealed instrument as of the date first above written.


                                  CIRCUIT CITY STORES, INC.
                                  as Lead Borrower and Borrower

                                  By:      /s/Philip J. Dunn
                                           Name:  Philip J. Dunn
                                           Title:  Senior Vice President,
                                           Treasurer and Controller

                                  CIRCUIT CITY STORES WEST COAST, INC.
                                  as Borrower


                                 By:      /s/Philip J. Dunn
                                          Name:  Philip J. Dunn
                                          Title:   Vice President and Treasurer

                                 ORBYX ELECTRONICS,
                                 LLC as Borrower By
                                 its sole member
                                 Circuit City
                                 Stores West Coast,
                                 Inc.


                                 By:      /s/Philip J. Dunn
                                          Name:  Philip J. Dunn
                                          Title:   Vice President and Treasurer

                                 INTERTAN CANADA LTD., as Canadian Borrower

                                 By:      /s/Jeff Losch
                                          Name:    Jeff Losch
                                          Title:   Sen. V.P. General Counsel





                                  FLEET RETAIL GROUP, INC.,
                                  as Agent, and as Domestic Lender


                                  By:      /s/Kathleen Dimock
                                  Name: Kathleen Dimock
                                  Title:   Managing Director


                                  BANK OF AMERICA, N.A., [acting
                                  through its Canada branch], as Canadian
                                  Lender

                                  By:      /s/Nelson Lam_______
                                           Name:    Nelson Lam_________________
                                           Title:   Vice President____________


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, as Domestic Lender

                                   By:      /s/Todd Gromski____________________
                                            Name: Todd Gromski_________________
                                            Title:  Duly Authorized Signer_____


                                   GE CANADA FINANCE HOLDING
                                   COMPANY, as Canadian Lender

                                   By:      /s/Stephen B.Smith______________
                                            Name: Stephen B. Smith_____________
                                            Title:  President_________________


                                     CONGRESS FINANCIAL
                                     CORPORATION (CENTRAL), as
                                     Domestic Lender

                                     By:      /s/Laura Wheeland_______________
                                              Name: Laura Wheeland____________
                                              Title:  Vice President__________


                                     CONGRESS FINANCIAL
                                     CORPORATION (CANADA), as Canadian
                                     Lender

                                     By:      /s/Laura Wheeland_______________
                                              Name: Laura Wheeland____________
                                              Title:  Vice President__________


                                     WELLS FARGO FOOTHILL, LLC, as
                                     Domestic Lender

                                     By:      /s/Maged Glebrial______________
                                              Name: Maged Glebrial_____________
                                              Title:  Vice President___________


                                   THE CIT GROUP/BUSINESS CREDIT,
                                   INC., as Domestic Lender

                                   By:      /s/Steven Schuit___________________
                                            Name: Steven Schuit_______________
                                            Title:  Vice President________


                                     NATIONAL CITY BUSINESS CREDIT,
                                     INC., as Domestic Lender

                                     By:      /s/Joseph L. Kwasny___________
                                              Name: Joseph L. Kwasny_________
                                              Title:  Director_______________


                                     JP MORGAN CHASE BANK, N.A.,
                                     formerly known as JP MORGAN CHASE
                                     BANK, as Domestic Lender

                                     By:      /s/James M. Barbato____________
                                              Name: James M. Barbato_________
                                              Title:  Vice President________


                                    FIFTH THIRD BANK, as
                                    Domestic Lender

                                    By:      /s/David C. Melin______________
                                             Name: David C. Melin____________
                                             Title:  Vice President__________



                                    SIEMENS FINANCIAL SERVICES, INC.,
                                    as Domestic Lender

                                    By:      /s/Frank Amodio____________
                                             Name: Frank Amodio_____________
                                             Title:  Vice President- Credit___